UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

July 10, 2003

Date of Report (Date of earliest event reported)

Paradigm Genetics, Inc.

(Exact name of registrant as specified in its charter)

Delaware	0-30365	56-2047837
(State or other	(Commission	(IRS Employer
jurisdiction of	File Number)	Identification No.)
incorporation)

108 Alexander Drive, Research Triangle Park, North Carolina	27709
(Address of principal executive offices)	(Zip Code)

(919) 425-3000

Registrant’s telephone number, including area code

Item 9.    Regulation FD Disclosure (Disclosure of Results of Operations and Financial Condition)

In accordance with the procedural guidance in SEC Release No. 33-8216, the information in this Form 8-K and the Exhibit attached to this Form 8-K are being furnished under “Item 9. Regulation FD Disclosure” in satisfaction of the requirements of “Item 12. Disclosure of Results of Operations and Financial Condition.” This information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such a filing.

The following exhibit is furnished with this report:

Exhibit Number	Description

99.1	Press Release dated July 10, 2003.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Paradigm Genetics, Inc.

(Registrant)

Date: July 14, 2003

/s/    PHILIP R. ALFANO

Philip R. Alfano

Vice President, Finance and Chief Financial Officer

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EXHIBIT INDEX

Exhibit Number	Description	Sequential Page Number

99.1	The Registrant’s Press Release dated July 10, 2003	5

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